SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):              February 29, 2000
                                                               -----------------



                                 PEOPLES BANCORP

             (Exact name of Registrant as Specified in its Charter)



            Indiana                 000-18991                      35-1811284
--------------------------------------------------------------------------------
(State or Other Jurisdiction      (Commission                    (IRS Employer
     of Incorporation)             File Number)              Identification No.)


212 West 7th Street, Auburn, Indiana                                    46706
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code:               (219) 925-2500
                                                                  --------------



                                 Not Applicable

          (Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets

         On February 29, 2000, the Registrant completed the merger of Three Rivers Financial Corporation with and into Registrant. Information as to this transaction was previously reported in the Registrant's Registration Statement on Form S-4, Registration Number 333-92335, which is incorporated herein by reference (the "Proxy/Prospectus"). For a discussion of the terms and conditions of the transaction, reference is made to the Proxy/Prospectus.

         Upon consummation of the merger, each outstanding share of common stock, $0.01 par value per share, of Three Rivers Financial Corporation was converted into the right to receive 1.08 shares of Peoples Bancorp common stock, $1.00 par value per share, in an exchange intended to be tax free to the shareholders, except to the extent of any cash received in exchange for fractional shares. Cash will be paid for fractional shares in an amount determined by multiplying the fractional interest by $13.75, the average of the closing prices per share of the Registrants common stock for the five full trading days immediately preceding February 29, 2000, the closing date. On the closing date, Three Rivers' former wholly-owned subsidiary, First Savings Bank, A Federal Savings Bank, became a wholly-owned subsidiary of the Registrant and will be operated under its current name.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial Statements of Business Acquired.

                  1. The financial statements of Three Rivers Financial Corporation are hereby incorporated by reference from the Registrant's Registration Statement on Form S-4 (Registration Number 333-92335) filed with the Commission on December 8, 1999.

         (b)      Pro Forma Financial Statements

(1) The Unaudited Pro Forma Combined Financial Information as of September 30, 1999 is hereby incorporated by reference from the Registrant's Registration Statement on Form S-4 (Registration Number 333-92335) filed with the Commission on December 8, 1999.
(2) The Unaudited Pro Forma Combined Financial Information as of December 31, 1999 is included under exhibit 99.

         (c)      Exhibits

                  2 Plan of Reorganization and Agreement and Plan of Merger dated September 21, 1999 (incorporated by reference from the Registrant's Registration Statement on Form S-4 (Registration Number 333-92335) filed with the Commission on December 8, 1999).

                  20 Proxy Statement/Prospectus dated December 27, 1999 (incorporated by reference from the Registrant's Registration Statement on Form S-4 (Registration Number 333-92335) filed with the Commission on December 8, 1999).

                  99. Unaudited Pro Forma Combined Financial information as of December 31, 1999.


                UNAUDITED PRO FORMA
              COMBINED BALANCE SHEET
                 December 31, 1999                                                            Peoples Bancorp
                                                     Peoples        Three        Pro Forma    and Three Rivers
Assets:                                              Bancorp       Rivers       Adjustments     Combined
                                                  -------------  -------------  -----------   ----------------
Cash and due from other financial institutions    $  5,619,680   $  3,453,817   $        -     $  9,073,497
Short-term interest-bearing deposits                 3,322,712      1,555,932            -        4,878,644
                                                  -------------  -------------  -----------   ----------------
    Total cash and cash equivalents                  8,942,392      5,009,749            -       13,952,141
Interest-bearing deposits                                    -      3,957,945            -        3,957,945
Securities available for sale                       16,183,670      1,878,069      (19,529)(f)   18,042,210
Securities held to maturity                            847,926     11,953,001     (128,377)(f)   12,672,550
Loans:
     Loans                                         303,849,237     73,342,438   (1,194,000)(f)  375,997,675
     Less: Allowance for loan losses                 1,024,626        552,361            -        1,576,987
                                                  -------------  -------------  -----------   ----------------
     Net loans                                     302,824,611     72,790,077   (1,194,000)     374,420,688
Premises and equipment                               2,418,305      2,611,470      467,240 (d)    5,497,015
Federal Home Loan Bank of Indianapolis
     stock, at cost                                  2,473,500      1,479,200            -        3,952,700
Intangible assets                                            -              -    3,672,156 (c)    3,672,156
Other assets                                         2,274,960      1,835,949                     4,110,909
                                                  -------------  -------------  -----------   ----------------
    Total assets                                  $335,965,364   $101,515,460   $2,797,490     $440,278,314
                                                  =============  =============  ===========   ================

LIABILITIES:

NOW and savings deposits                          $ 97,838,304   $ 27,948,726   $        -     $125,787,030
Certificates of deposit                            178,239,265     36,065,730      (22,754)(f)  214,282,241
Reverse Repurchase Agreements                        3,567,447              -            -        3,567,447
Federal Home Loan Bank advances                     10,450,000     25,582,205      (23,775)(f)   36,008,430
Advances by borrowers for taxes and insurance                -        117,124            -          117,124
Other liabilities                                    1,109,205        843,987      129,074 (e)    2,082,266
                                                  -------------  -------------  -----------   ----------------
    Total liabilities                              291,204,221     90,557,772       82,545      381,844,538
                                                  -------------  -------------  -----------   ----------------
STOCKHOLDERS' EQUITY:
Preferred stock, par value $1                                -              -            -                  -
Common stock, par value $1                           3,105,962          7,027      751,831 (b)    3,864,820
Additional paid-in capital                              36,133      5,580,967    7,921,692 (b)   13,538,792
Unearned ESOP shares                                         -       (421,538)           -         (421,538)
Unearned recognition and retention plan shares               -       (167,346)           -         (167,346)
Retained earnings--substantially restricted         42,038,607      5,967,777   (5,967,777)(b)   42,038,607
Accumulated other comprehensive income                (419,559)        (9,199)       9,199 (b)     (419,559)
    Total stockholders' equity                      44,761,143     10,957,688    2,714,945       58,433,776
                                                  -------------  -------------  -----------   ----------------
    Total liabilities and stockholders' equity    $335,965,364   $101,515,460   $2,797,490     $440,278,314
                                                  =============  =============  ===========   ================


                          UNAUDITED PRO FORMA CONDENSED
                         COMBINED STATEMENTS OF EARNINGS

                                        For the Twelve Months Ended
                                     September 30, 1999  June 30, 1999   Pro Forma        Peoples Bancorp
                                             Peoples      Three     Purchase Accounting  and Three Rivers
                                             Bancorp      Rivers        Adjustments         Combined
Interest Income:                           -----------  ----------  ------------------- -----------------
    Loans                                  $22,028,006  $5,577,294     $ 169,447 (i)       $27,774,747
    Securities                                 843,675     896,437        10,101 (i)         1,750,213
    Other interest and dividend income         955,702     740,511             -             1,696,213
                                           -----------  ----------  ------------------- -----------------
                                            23,827,383   7,214,242       179,548            31,221,173
Interest Expense:
     Deposits                               11,644,831   2,772,871        17,081 (i)        14,434,783
     Borrowed Funds                            416,367   1,152,633        10,577 (i)         1,579,577
                                           -----------  ----------  ------------------- -----------------
                                            12,061,198   3,925,504        27,658            16,014,360
                                           -----------  ----------  ------------------- -----------------
Net Interest Income                         11,766,185   3,288,738       151,890            15,206,813
     Provision for losses on loans              88,969      60,000             -               148,969
                                           -----------  ----------  ------------------- -----------------
Net Interest Income After Provision
      for Losses on Loans                   11,677,216   3,228,738       151,890            15,057,844
                                           -----------  ----------  ------------------- -----------------
Other Income:
    Trust income                               125,255           -             -               125,255
    Loan servicing                                   -     118,721             -               118,721
    Net gains on sale of loans                       -     227,794             -               227,794
    Fees and service charges                   547,455     266,736             -               814,191
    Other income                               181,009     138,305             -               319,314
                                           -----------  ----------  ------------------- -----------------
                                               853,719     751,556             -             1,605,275
                                           -----------  ----------  ------------------- -----------------
Other Expense:
    Salaries and employee benefits           2,771,597   1,530,171             -             4,301,768
    Net occupancy and equipment expenses       850,372     574,355         4,518 (h)         1,429,245
    Data processing expense                    461,310     263,611             -               724,921
    Deposit insurance expense                  149,564      37,811             -               187,375
    Amortization of intangibles                      -           -       299,373 (g)           299,373
    Other expenses                           1,226,450     778,726             -             2,005,176
                                           -----------  ----------  ------------------- -----------------
                                             5,459,293   3,184,674       303,891             8,947,858
                                           -----------  ----------  ------------------- -----------------
Income Before Income Tax                     7,071,642     795,620      (152,001)            7,715,261
     Income tax expense                      2,484,876     197,812       (51,680)(j)         2,631,008
                                           -----------  ----------  ------------------- -----------------
Net Income                                 $ 4,586,766  $  597,808     $(100,321)          $ 5,084,253
                                           ===========  ==========  =================== =================

Basic Income Per Common Share                   $ 1.42      $ 0.84                           $ 1.28
Diluted Income Per Common Share                 $ 1.42      $ 0.83                           $ 1.27
Weighted Average Shares Outstanding
     Basic                                   3,226,894     712,469                        3,974,306
     Diluted                                 3,226,894     721,180                        4,001,391



                          UNAUDITED PRO FORMA CONDENSED
                         COMBINED STATEMENTS OF EARNINGS
                  For the Three Months Ended December 31, 1999

                                                                   Pro Forma         Peoples Bancorp
                                         Peoples      Three      Purchase Accounting and Three Rivers
                                         Bancorp      Rivers        Adjustments          Combined
                                       ------------ ------------ ------------------- ----------------
Interest Income:
    Loans                               $5,814,674   $1,515,979     $ 42,362 (i)       $7,373,015
    Securities                             201,664      227,393        2,525 (i)          431,582
    Other interest and dividend income     190,131      123,510            -              313,641
                                       ------------ ------------ ------------------- ----------------
                                         6,206,469    1,866,882       44,887            8,118,238
Interest Expense:
     Deposits                            3,001,223      666,256        4,270 (i)        3,671,749
     Borrowings                            178,225      337,423        2,644 (i)          518,292
                                       ------------ ------------ ------------------- ----------------
                                         3,179,448    1,003,679        6,914            4,190,041
                                       ------------ ------------ ------------------- ----------------
Net Interest Income                      3,027,021      863,203       37,973            3,928,197
     Provision for losses on loans          28,789       15,000            -               43,789
                                       ------------ ------------ ------------------- ----------------
Net Interest Income After Provision
      for Losses on Loans                2,998,232      848,203       37,973            3,884,408
                                       ------------ ------------ ------------------- ----------------
Other Income:
    Trust income                            49,256            -            -               49,256
    Loan servicing                               -       33,893            -               33,893
    Net gain on sale of loans                    -       14,745            -               14,745
    Fees and service charges               140,240       72,931            -              213,171
    Other income                            16,828       26,869            -               43,697
                                       ------------ ------------ ------------------- ----------------
                                           206,324      148,438            -              354,762
                                       ------------ ------------ ------------------- ----------------
Other Expense:
    Salaries and employee benefits         706,512      417,894            -            1,124,406
    Net occupancy and equipment expenses   173,762      149,425        4,270 (h)          327,457
    Data processing expense                128,462       58,696            -              187,158
    Deposit insurance expense               39,319        9,910            -               49,229
    Amortization of intangibles                  -            -       76,555 (g)           76,555
    Other expenses                         274,715      190,326            -              465,041
                                       ------------ ------------ ------------------- ----------------
                                         1,322,770      826,251       80,825            2,229,846
                                       ------------ ------------ ------------------- ----------------
Income Before Income Tax                 1,881,786      170,390      (42,852)           2,009,324
     Income tax expense                    722,100       51,800      (14,570)(j)          759,330
                                       ------------ ------------ ------------------- ----------------
Net Income                              $1,159,686   $  118,590    $ (28,282)          $1,249,994
                                       ============ ============ =================== ================

Basic Income Per Common Share               $ 0.37      $ 0.18                            $ 0.33
Diluted Income Per Common Share             $ 0.37      $ 0.18                            $ 0.32

Weighted Average Shares Outstanding
     Basic                               3,141,106     641,613                         3,839,227
     Diluted                             3,141,106     656,235                         3,865,376

Footnotes from prior three pages:

(a)  The merger with Three Rivers is being accounted for as a purchase.
(b) To reflect the issuance of 758,858 shares of Peoples Bancorp common stock to holders of Three Rivers common stock.
(c) To record the excess cost of acquisition over the estimated market value of the net assets acquired (goodwill).
(d)  To adjust premises and equipment of Three Rivers to estimated market value.
(e) To record the deferred tax liabilities as a result of the purchase accounting adjustments using Peoples Bancorp's statutory rate of 39.61%.
(f) To adjust interest-earning assets and interest-bearing liabilities of Three Rivers to approximate market value.
(g) To record amortization of intangible assets using the straight line method over 15 years for goodwill, and the 125% declining balance method over 8 years for core deposit intangibles.
(h) To increase depreciation expense from mark up of Three Rivers premises and equipment to estimated market value.
(i) Record amortization of mark to market of interest-earning assets and interest-bearing liabilities using the level yield method over the remaining life of the corresponding asset/liability.
(j)  To show the impact of taxes at 39.61%.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                       PEOPLES BANCORP

Date:    April 25, 2000                         By: Maurice F. Winkler, III
                                           President and Chief Executive Officer